UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2022

Trevena, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36193	26-1469215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110
Chesterbrook, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 354-8840

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered

Common Stock, par value $0.001	TRVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 16, 2022, Trevena, Inc. (the “Company” or “we”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor named therein (the “Purchaser”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”) (i) 765,000 shares of common stock, par value $0.001 per share (the “Common Stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 1,849,380 shares of Common Stock and (iii) warrants (the “Warrants,” and together with the Common Stock, the Pre-Funded Warrants and the shares of Common Stock underlying the Pre-Funded Warrants and Warrants, the “Securities”) to purchase an aggregate of 2,614,380 shares of Common Stock. The Warrants have an exercise price of $2.95 per share of Common Stock, will become exercisable immediately on the date of issuance and will expire five (5) years after the date of issuance.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties. The Offering is expected to close on or about November 18, 2022, subject to the satisfaction of customary closing conditions.

As compensation to H.C. Wainwright & Co., LLC (the “Placement Agent”), as the exclusive placement agent in connection with the Offering, the Company agreed to pay to the Placement Agent a cash fee of 6% of the aggregate gross proceeds raised in the Offering and reimbursement of $25,000 for non-accountable expenses, up to $50,000 for reasonable and documented fees and expenses of legal counsel and $15,950 for clearing fees.

The Company expects to receive total net proceeds of approximately $7.4 million from the Offering, after deducting the estimated offering expenses payable by the Company, including the Placement Agent fees and expenses. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include working capital and general and administrative expenses.

The foregoing summaries of the Purchase Agreement, the Pre-Funded Warrants and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K (the “Report”), which are incorporated herein by reference. The description of the terms of the Purchase Agreement, the Pre-Funded Warrants and the Warrants are qualified in their entirety by reference to such exhibits.

The Common Stock, the Pre-Funded Warrants and the Warrants described above, and the underlying shares of Common Stock, were offered in by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-251006), which was filed with the Securities and Exchange Commission (the “SEC”) on November 27, 2020 and was declared effective by the SEC on December 4, 2020 (the “Registration Statement”). A copy of the opinion of Troutman Pepper Hamilton Sanders LLP relating to the legality of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto.

Neither this Report nor the attached press releases shall constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure required by this Item and contained in Item 5.03 of this Report is incorporated herein by reference.

Item 8.01	Other Events.

Offering Announcement

On November 16, 2022, the Company issued a press release announcing that it had priced the Offering. A copy of this press releases is filed as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

4.1	Form of Pre-Funded Warrant
4.2	Form of Warrant
5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1)
99.1	Press Release dated November 16, 2022 Announcing Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others, the risks, uncertainties and factors detailed in the Company’s filings with the SEC, including in the Company’s Annual Report for the year ended December 31, 2021 on Form 10-K, as amended, which was filed with the SEC. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trevena, Inc.

By:	/s/ Barry Shin
Name:	Barry Shin
Title:	Senior Vice President and Chief Financial Officer

Date: November 17, 2022